Item 1: Report to Shareholders

Global Technology Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Science and technology stocks started the year strongly but gave back most of the gains in May and June as investors grew cautious. Economies around the world appeared healthy, but as the U.S. neared the end of the Federal Reserve’s measured series of interest rate hikes, other regions of the world began to tighten aggressively. Concerns over rising interest rates, rising geopolitical tensions, inflation, poor corporate governance, and delays in major technology product cycles drove prices lower from their May peak. The more volatile technology stocks typically outperform the overall market on the upside and underperform on the downside, and this pattern seems to be playing out this year. The large-cap S&P 500 Index closed the first half of the year with a gain of 2.70% and the technology indexes lagged behind.

Your fund finished the six-month period ended June 30, 2006, with a decline of 2.79%, lagging the overall market but beating the Lipper Science & Technology Funds Index and the MSCI AC World Index–Information Technology, which track technology stocks in various international markets. For the one-year period, the fund’s return was 7.62%, which slightly lagged the Lipper and MSCI indexes. Our selection of semiconductor and media stocks, particularly Internet companies, was good, but our computer hardware holdings detracted from our performance.

MARKET ENVIRONMENT

In the first half of 2006, equity markets started strongly—with technology stocks outperforming the overall market, only to give back most to all of the gains into the late spring and summer. Economies around the world appeared healthy, but when it seemed the monetary tightening cycle in the United States was coming to an end, other regions of the world began tightening aggressively. Concerns over inflation and geopolitical tension in the Middle East and Asia increased risk premiums and caused share prices to fall across global equity markets.

Within the technology sector, the delay in the release of the new Microsoft operating system, corporate governance issues related to option backdating, and concerns with rising inventory levels hit the group’s stocks hard. Since consumers buy more electronics around the traditional holiday season and corporate information technology spending is concentrated in the second half of the calendar year, the technology industry’s fundamentals have become more seasonal. In seven of the past eight years, science and technology stocks have declined in the first half of the year and then surged in the second half. We believe this seasonal buying and selling reflects of the short-term time horizon of many technology investors. Although it would be refreshing to see this pattern end, there are reasons to believe this year will play out much the same way past years have. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

PORTFOLIO REVIEW

The Global Technology Fund changed portfolio managers on April 1, 2006, and the portfolio underwent some restructuring. The most noticeable changes were a reduction in semiconductor holdings, a reorientation of the information technology (IT) services sector to focus on Indian outsourcing companies, and an increase in Internet and digital media positions as a percentage of the fund’s assets.

We believe several major long-term transformations in global technology are under way that create interesting investment opportunities. Digital media is replacing analog in consumer devices, online advertising is quickly emerging from its infancy and becoming a major marketing medium, the outsourcing of business process and IT development to India is accelerating, the adoption of advanced communications technology in emerging markets is becoming commonplace, and broadband distribution is proliferating in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth trends.

Although we reduced the semiconductor sector allocation to 26% of the portfolio, it still remained the fund’s largest sector. Semiconductors were the largest detractors of performance during the first half with poor performances from AMD, Analog Devices, and Broadcom. The fund concentrated its investments in the semiconductor sector during the period by taking larger positions in analog semiconductor leader Maxim Integrated Products and Canadian graphics chip provider ATI Technologies. Maintaining a large position in Samsung Electronics and starting a position in Hynix, both South Korean companies, helped establish a major allocation to the memory semiconductor area. Not all of our semiconductor positions performed poorly. Our larger-than-the-benchmark holdings in memory chip provider Spansion and diversified chip provider Integrated Device Technology buoyed results.

The fund’s largest position remains Microsoft, although the position has been scaled back considerably. We believe that Microsoft has compelling product cycles over the next few years. The Xbox 360 product cycle has just started, for example, and it should generate a spurt in video game buying. Owning shares in the software giant is not the only way to make money from these cycles, however. The fund has positions in U.S.-based Activision and French company Ubisoft, both of which should see improved fundamentals during the new video game platform cycle. The fund’s positions in chip companies ATI Technologies, Intel, Samsung Electronics, and Hynix all should benefit from the rollout of Microsoft’s new Vista operating system late in 2006. The new system will require more intensive graphics processors and a greater PC memory.

The fund’s major new investments in the Internet and digital media companies increased that sector’s allocation to 14% of the fund’s assets from 10%. The fund started positions in Getty Images, the world’s largest provider of digital stock images; Amazon.com, the leading online retailer; and Aquantive, an online advertising agency. We also increased our holdings in CDNetworks, South Korea’s top provider of content delivery solutions over the Internet, and Tencent Holdings, a leading provider of Internet and wireless content in China, which turned out be strong contributors during the first half. Within the Internet and digital media sector, CNET and NC Soft were the major detractors of performance. CNET suffered from disappointing fundamentals and its entanglement in the options backdating issue. NC Soft has been a poor performer because of its delayed rollout of new games, but we believe attractive new games will be released soon and lead to much improved results in 2007.

Within the IT services sector, the fund eliminated Choicepoint and Jack Henry & Associates and increased the bet on Indian IT services. We started a new position in Satyam Computer Services and added to our holdings of Infosys Technologies. We believe the business rationale for outsourcing information technology, research and development, and general business processes is very compelling for the world’s medium-sized and large organizations. The Indian IT service organizations have advantages over the rest of the world both economically and educationally, which should lead to strong growth trends over the next few years.

OUTLOOK

Our outlook on the second half of 2006 is mixed. We are confident that the combination of attractive valuations and improved seasonality will bring better stock performance for the technology sector. However, our enthusiasm is tempered. Few of the product cycle catalysts—the Vista operating system and new video gaming consoles that we thought would start in 2006’s second half—will be ready. As a result, these new products are likely to have a smaller impact on this year’s results than we had originally believed. We also have concerns over the rising geopolitical tensions in the Middle East. Hikes in the already high oil prices could dampen investors’ appetite for stocks. Nevertheless, we believe the fund is well positioned to benefit from the impact of a number of significant technology cycles—from online advertising to the explosion in digital media. These cycles are just starting and should provide the fund with years of long-term growth and investment opportunity.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

July 24, 2006

As of April 1, 2006, Jeff Rottinghaus became chairman of the Global Technology Fund’s Investment Advisory Committee. Jeff, who also manages the Developing Technologies Fund, joined T. Rowe Price in August 2001 as a technology analyst after receiving an M.B.A. in finance at the University of Pennsylvania’s Wharton School. He focused his research on semiconductor, semiconductor capital equipment, and software companies. Jeff also has worked with Jack Laporte on the New Horizons Fund, and he is currently managing the fund’s technology holdings. Jeff received a B.S. in business administration from Bowling Green State University and holds a Certified Public Accountant designation in the state of Ohio.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 93.4%		
HARDWARE 11.8%		
Consumer Electronics 1.4%		
Apple Computer (1)	21,000	1,199
JSR (JPY)	25,000	631
		1,830
Enterprise Hardware 8.1%		
Dell (1)	100,000	2,441
HOYA (JPY)	55,000	1,955
Rackable Systems (1)	17,000	671
Sun Microsystems (1)	310,000	1,287
Symbol Technologies	250,000	2,697
Tektronix	40,000	1,177
		10,228
Imaging 0.8%		
USHIO (JPY)	50,000	1,055
		1,055
Supply Chain/Electronic Manufacturing 1.5%		
Hon Hai Precision Industry (TWD)	300,000	1,854
		1,854
Total Hardware		14,967
IT SERVICES 6.4%		
IT Services 6.4%		
CDNetworks (KRW) (1)	90,191	3,237
Infosys Technologies (INR)	36,000	2,417
Satyam Computer Services Limited (INR)	160,000	2,472
Total IT Services		8,126

MEDIA 13.7%		
Gaming 0.7%		
Aruze (JPY)	40,000	870
		870
Internet 11.7%		
Amazon.com (1)	42,000	1,625
CNET Networks (1)	140,000	1,117
Google, Class A (1)	6,000	2,516
Monster Worldwide (1)	40,000	1,706
NCsoft (KRW) (1)	32,000	1,838
Tencent Holdings (HKD)	1,150,000	2,428
Yahoo! (1)	110,000	3,630
		14,860
Publishing 1.3%		
Getty Images (1)	27,000	1,715
		1,715
Total Media		17,445
SEMICONDUCTORS 21.1%		
Analog Semiconductors 4.2%		
Analog Devices	60,000	1,928
Maxim Integrated Products	105,000	3,372
		5,300
Digital Semiconductors 13.2%		
Advanced Micro Devices (1)	34,000	830
ATI (1)	110,000	1,606
Broadcom, Class A (1)	50,000	1,503
Hynix Semiconductor GDS (1)(2)	11,400	366
Integrated Device Technology (1)	140,000	1,985
Intel	88,000	1,668
Marvell Technology Group (1)	25,000	1,108

Spansion, Class A (1)	114,500	1,825
Taiwan Semiconductor ADR	303,847	2,789
Texas Instruments	25,000	757
Wacker Chemical (EUR) (1)	9,400	997
Xilinx	60,000	1,359
		16,793

Semiconductor Capital Equipment 3.7%

Applied Materials	110,000	1,791
SUMCO (JPY)	24,000	1,367
Teradyne (1)	110,000	1,532
		4,690
Total Semiconductors		26,783

SOFTWARE 24.1%

Applications Software 9.3%

Adobe Systems (1)	65,000	1,973
aQuantive (1)	38,000	963
Digital River (1)	37,000	1,494
Haansoft (KRW) (1)	860,000	1,255
NAVTEQ (1)	46,700	2,087
RightNow Technologies (1)	40,000	667
Salesforce.com (1)	50,000	1,333
SAP (EUR)	10,000	2,109
		11,881

Consumer Software 2.3%

Activision (1)	105,000	1,195
Ubisoft Entertainment (EUR) (1)	35,000	1,691
		2,886

Infrastructure Software 10.3%

Microsoft	325,000	7,573
Ninetowns Digital World Trade ADR (1)	200,000	1,006
Oracle (1)	130,000	1,884

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $128,667)	$	124,577
Affiliated companies (cost $1,923)		1,923
Total investments in securities		126,500
Receivable for investment securities sold		874
Foreign currency (cost $309)		310
Dividends and interest receivable		94
Receivable for shares sold		54
Other assets		33
Total assets		127,865
Liabilities		
Payable for investment securities purchased		322
Payable for shares redeemed		200
Investment management fees payable		77
Due to affiliates		32
Other liabilities		55
Total liabilities		686
NET ASSETS	$	127,179
Net Assets Consist of:		
Undistributed net investment loss	$	(249)
Undistributed net realized loss		(64,979)
Net unrealized loss		(4,089)
Paid-in capital applicable to 21,435,229 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		196,496
NET ASSETS	$	127,179
NET ASSET VALUE PER SHARE	$	5.93

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 6/30/06
Investment Income (Loss)	
Income	
Dividend (Net of foreign taxes & fees of $70)	$ 600
Securities lending	4
Interest	1
Total income	605
Expenses	
Investment management	502
Shareholder servicing	205
Custody and accounting	64
Prospectus and shareholder reports	26
Registration	21
Legal and audit	11
Proxy and annual meeting	10
Directors	3
Miscellaneous	6
Repayments of fees and expenses	
Investment management fees repaid	6
Total expenses	854
Net investment loss	(249)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	9,505
Foreign currency transactions	(49)
Net realized gain	9,456
Change in net unrealized gain (loss)	
Securities	(13,252)
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized loss	(13,250)
Net realized and unrealized loss	(3,794)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (4,043)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $23,000 for the six months ended June 30, 2006.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2006, approximately 22% of the fund’s net assets were invested in securities of companies located in emerging markets, issued by governments of emerging market countries, or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $108,668,000 and $99,437,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2005 the fund had $74,419,000 of unused capital loss carryforwards, of which $40,838,000 expire in 2009, and $33,581,000 expire in 2010.

At June 30, 2006, the cost of investments for federal income tax purposes was $130,590,000. Net unrealized loss aggregated $4,089,000 at period-end, of which $7,363,000 related to appreciated investments and $11,452,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

At June 30, 2006, the fund had no taxes payable attributable to foreign securities, no deferred tax liabilities attributable to foreign securities, and $1,404,000 of foreign capital loss carryforwards, including $534,000 that expire in 2013, $859,000 that expire in 2014, and $11,000 that expire in 2015.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. For the six months ended June 30, 2006, the fund operated below its expense limitation. Pursuant to this agreement, management fees in the amount of $6,000 were repaid to the manager during the six months ended June 30, 2006. At June 30, 2006, there were no amounts subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $44,000 for Price Associates, $158,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $55,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $1,923,000 and $2,379,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing 3% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006